SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report: August 19, 2003 (Date of earliest event reported):

                              VISUAL NETWORKS, INC
             (Exact name of registrant as specified in its charter)

          Delaware                     000-23699               52-1837515
 ---------------------------      -------------------      ------------------
 State or other jurisdiction      Commission File No.        IRS Employer
     of incorporation                                      Identification No.

                                2092 Gaither Road
                            Rockville, Maryland 20850
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (301) 296-2300

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired - Not Applicable.

b) Pro Forma Financial Information - Not Applicable.

c) Exhibits:

99.1 Press Release dated August 19, 2003.

ITEM 9. REGULATION FD DISCLOSURE

This Form 8-K furnishes information required under Item 9 of Form 8-K. On August 19, 2003, Visual Networks, Inc. issued a press release announcing the appointment of George Roberts as Executive Vice President and Chief Financial Officer of the company. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The information contained in the press release attached as Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISUAL NETWORKS, INC.

By: /s/ Lawrence S. Barker
    ----------------------

Lawrence S. Barker
President, Chief Executive Officer and Director

Dated: August 19, 2003